UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811- 05296

Exact name of registrant as specified in charter:	High Yield Income Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2004

Date of reporting period:	8/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

AUGUST 31, 2004

THE HIGH YIELD INCOME FUND, INC.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares.

The views expressed in this report and information about the Fund’s holdings are for the period covered by this report and are subject to change thereafter.

Your Fund’s Performance

Fund Objective

The primary investment objective of The High Yield Income Fund, Inc. (the Fund) is to maximize current income to shareholders. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The Fund will seek to achieve its objectives by investing primarily in corporate bonds rated below investment grade by independent rating agencies. Bonds rated below investment grade are commonly known as “junk” bonds and are subject to greater risk of default and higher volatility than investment-grade bonds. Furthermore, these bonds tend to be less liquid than higher-quality bonds. The Fund is diversified, and we carefully research companies to find those with attractive yields and improving credit quality. There can be no assurance that the Fund will achieve its investment objectives.

Performance as of 8/31/04
	Total Return 12 Months	NAV 8/31/04	Market Price 8/31/04
High Yield Income Fund[1]	17.40%	$5.57	$5.93
Lehman Brothers U.S. Corporate High Yield Index[2]	13.98	N/A	N/A
Lipper Closed-End High Current Yield Funds Avg[3]	21.05	N/A	N/A

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. For the most recent month-end performance call (800) 451-6788. There are no sales charges

1Source: Prudential Investments LLC. Total return of the Fund represents the change in net asset value from the beginning of the period (9/1/03) through the end (8/31/04), and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange, Inc. using the symbol HYI. Past performance is not indicative of future results.

2Source: Lipper Inc. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. Investors cannot invest directly in an index.

3Source: Lipper Inc. These are the average returns of 28 funds in the Closed-End High Current Yield Funds category for 12 months.

Yield and Dividend as of 8/31/04
Total Monthly Dividends Paid per Share 12 Months	Yield at Market Price
$0.57	9.61%

The High Yield Income Fund, Inc.	1

Investment Adviser’s Report

Prudential Investment Management, Inc.

A solid year for U.S. high yield corporate bonds

Despite volatile market conditions during the Fund’s fiscal year that began September 1, 2003, U.S. high yield corporate bonds, commonly called “junk” bonds, performed impressively. The sector returned 13.98% for the reporting period, based on the Lehman Brothers U.S. Corporate High Yield Index (the Index). The Fund exceeded the Index by returning 17.40% but lagged the Lipper Closed-End High Current Yield Funds Average (the Lipper Average), which returned 21.05%.

A firm underpinning to the U.S. high yield market

Favorable credit fundamentals helped fuel gains among high yield bonds. Amid an economic recovery in the United States, some firms that issue high yield bonds reported better earnings and improved levels of free cash flow during the reporting period. Some firms reduced their indebtedness, enhancing the security of their remaining high yield bonds. In addition, interest rates were low for much of the reporting period, so investors bought high yield bonds for the extra yield.

Rate hike fears temporarily hurt U.S. high yield bond market

The Federal Reserve (the Fed) had left short-term interest rates at historically low levels to help support the economic expansion that was failing to create many new jobs. However, in the spring of 2004, data indicated that the job market was strengthening. This news and higher inflation led financial markets to anticipate that the Fed would soon begin increasing short-term rates to lessen monetary stimulus in the economy. This hurt debt securities, including high yield bonds, because bond prices move inversely to interest rates.

U.S. high yield bonds staged a late rebound

The federal funds rate—the rate banks charge each other for overnight loans—was raised from 1.00% to 1.25% in late June 2004 and from 1.25% to 1.50% in August 2004. The Fed reiterated that further rate hikes would likely occur at a “measured” pace, but warned it would respond to changing economic prospects as needed to maintain price stability. Meanwhile, economic growth had already begun to slow as high oil prices seemed to hurt consumer spending. Moderating growth and a possible gradual rise in rates soothed concerns about investing in bonds. Thus the high yield rally resumed late in the reporting period.

Leverage among key factors in Fund performance

The Fund employs leverage, which refers to the practice of taking out a relatively low-interest loan against a percentage of assets in the portfolio and using that money to purchase other investments. It can materially enhance a portfolio’s return when the underlying bonds rally, or it can detract from a portfolio’s return when the underlying

2

bonds decline in value. For the reporting period ended August 31, 2004, we believe the Fund’s use of leverage was one of the factors that helped it perform better than its benchmark Index. On the other hand, some portfolios included in the Lipper Average employ leverage more aggressively than the Fund and have a larger exposure to lower-quality high yield bonds and even equities. We believe the Fund’s more moderate use of leverage and smaller exposure to lower-quality high yield bonds were major reasons that the Fund lagged its Lipper Average for the reporting period.

Research-driven security selection benefited the Fund

Our bottom-up analysis of corporate cash flows, earnings, management trends, and other factors enabled good security selection in certain industries that enhanced the Fund’s return for the reporting period. We had positioned the Fund to benefit from an anticipated surge in commodity prices partially because of demand from China. Therefore, the Fund had a larger exposure than the Index to metals & mining as well as chemicals. Among its holdings were notes of A.K. Steel Corp. that performed well amid continued strong demand for steel, and notes of Huntsman LLC that gained in value as improved pricing power allowed the firm to pass along higher raw materials costs to its customers.

Relatively light exposure to telecommunications and airlines

The Fund had a lower exposure than its benchmark Index to some of the worst-performing bonds in the troubled wireline telecommunications industry (Level 3 Communications and Qwest Communications International) and the airline industry (Delta Air Lines, Inc. and United Airlines). Wireline telecom continues to suffer from increased competition, particularly for business customers, and lingering overcapacity in fiber-optic networks. These were built in the late 1990s when there was much capital available to finance their construction. Meanwhile, the airline industry faces high fuel prices, increased competition from low-cost carriers, and the impact of the Internet, which enables consumers to easily compare ticket prices at various airlines.

Troubled supermarket chain detracted from Fund return

Among the holdings that detracted from the Fund’s return were bonds of Winn-Dixie Stores, Inc., which have since been sold. The supermarket chain’s debt securities declined in value as it faces increasing competitive pressures and growing concern that the firm may file for bankruptcy.

Fund held too few bonds of consumer products firms

Because we expected consumer spending to slow in coming months, the Fund had smaller exposures than the Index to the debt securities of several consumer-related companies, including Levi Strauss & Co. and Revlon Inc. However, this strategy hurt

The High Yield Income Fund, Inc.	3

Investment Adviser’s Report (continued)

the Fund’s return relative to the Index because debt securities of both companies gained in value during the reporting period. Levi Strauss has lowered costs by shutting down a North American plant and moving production overseas, cutting jobs, and improving sales at some retailers. Revlon Chairman Ronald O. Perelman announced plans to cut the makeup manufacturer’s debt by taking steps such as swapping debt for equity. The Fund remains underweight in the bonds of both companies because we still expect consumer spending to slow.

4

Portfolio of Investments

as of August 31, 2004

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 131.2%
CORPORATE BONDS 127.8%

Aerospace/Defense 3.1%
Alliant Techsystems, Inc., Sr. Sub. Notes	B2	8.50%	5/15/11	$200	(a)	$217,500
Argo-Tech Corp., Sr. Notes	B3	9.25	6/1/11	55		58,025
BE Aerospace, Inc.,
Sr. Sub. Notes, Ser. B	Caa3	8.00	3/1/08	50	(a)	48,687
Sr. Sub. Notes, Ser. B	Caa3	8.875	5/1/11	235	(a)	229,125
Dunlop Standard Aerospace Holdings PLC, Sr. Notes (United Kingdom)	B3	11.875	5/15/09	140	(a)(d)	148,400
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75	6/15/13	300	(a)	318,750
K & F Industries, Inc., Sr. Sub. Notes, Ser. B	B3	9.25	10/15/07	274		279,822
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625	6/15/12	300	(a)	324,750
Sequa Corp., Sr. Notes, Ser. B	B1	8.875	4/1/08	200		215,500
Standard Aero Holdings, Inc., Sr. Sub. Notes	Caa1	8.25	9/1/14	125		128,438

						1,968,997

Airlines 0.4%
AMR Corp.,
Deb.	Caa2	10.00	4/15/21	125	(a)	74,375
Notes, Ser. B	NR	10.40	3/10/11	100	(a)	60,500
Delta Air Lines, Inc.,
Notes	Ca	8.30	12/15/29	360	(a)	100,800
Sr. Notes	CC(f)	10.00	8/15/08	15		5,475

						241,150

Automobiles 0.3%
Navistar International Corp., Sr. Notes	Ba3	7.50	6/15/11	120	(a)	126,000
Visteon Corp., Sr. Notes	Ba1	7.00	3/10/14	75		73,125

						199,125

Automotive 1.3%
ArvinMeritor, Inc., Notes	Ba1	8.75	3/1/12	425		467,500
Asbury Automotive Group, Inc., Sr. Sub. Notes	B3	8.00	3/15/14	100		97,500

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	5

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Collins & Aikman Products Co.,
Sr. Notes	B2	10.75%	12/31/11	$75		$77,250
Sr. Sub. Notes	B3	12.875	8/15/12	30		29,925
TRW Automotive, Inc., Sr. Notes	B1	9.375	2/15/13	156	(a)	179,790

						851,965

Building Materials 2.3%
Ainsworth Lumber Co. Ltd., Sr. Notes (Canada)	B1	6.75	3/15/14	300	(d)	294,000
American Standard, Inc., Sr. Unsec’d. Gtd. Notes	Ba2	7.375	4/15/05	275		282,906
Beazer Homes USA, Inc., Sr. Notes	Ba1	8.625	5/15/11	110	(a)	119,350
D.R. Horton, Inc., Notes	Ba1	8.00	2/1/09	375	(a)	425,625
KB HOME, Sr. Sub. Notes	Ba2	8.625	12/15/08	160	(a)	178,800
THL Buildco, Inc., Sr. Sub. Notes	B3	8.50	9/1/14	200		208,500

						1,509,181

Business Services 3.1%
Dex Media East LLC, Sr. Sub. Notes	B2	12.125	11/15/12	211	(a)	260,057
Dex Media West LLC, Sr. Sub. Notes	B2	9.875	8/15/13	610	(a)	701,500
Dex Media, Inc., Notes	B3	8.00	11/15/13	165	(a)	171,188
Iron Mountain, Inc., Sr. Notes	B3	8.625	4/1/13	175	(a)	189,000
RH Donnelley Finance Corp., Sr. Sub. Notes	B2	10.875	12/15/12	200	(a)	236,500
Unisys Corp., Sr. Notes	Ba1	8.125	6/1/06	400	(a)	424,000

						1,982,245

Cable 6.0%
Callahan Nordrhein-Westfalen, Sr. Disc. Notes, (Zero Coupon until 7/15/05) (Germany)	NR	Zero	7/15/10	500	(a)(b)(d)	22,500
Charter Communications Holdings II, Sr. Notes	Caa1	10.25	9/15/10	175		180,250
Charter Communications Holdings LLC,
Sr. Disc. Notes, Zero Coupon (until 5/15/06)	Ca	Zero	5/15/11	500	(a)	317,500

See Notes to Financial Statements.

6

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Sr. Notes	Ca	10.75%	10/1/09	$100		$84,000
Sr. Notes	Ca	9.625	11/15/09	250		201,875
Sr. Notes	Ca	10.25	1/15/10	400		329,000
Sr. Notes	Ca	11.125	1/15/11	400		334,000
Sr. Notes	Ca	10.00	5/15/11	600		474,000
Charter Communications Operating LLC, Sr. Notes	B2	8.00	4/30/12	100	(a)	99,250
CSC Holdings, Inc.,
Sr. Notes	B1	7.875	12/15/07	275		292,187
Sr. Notes, Ser. B	B1	8.125	7/15/09	50		53,625
DirecTV Holdings LLC, Sr. Notes	B1	8.375	3/15/13	225	(a)	255,938
EchoStar DBS Corp.,
Sr. Notes	Ba3	10.375	10/1/07	240	(a)	253,800
Sr. Notes	Ba3	9.125	1/15/09	192	(a)	211,200
Kabel Deutschland GmbH, Sr. Notes (Germany)	B3	10.625	7/1/14	250	(a)(d)	256,250
Rogers Cablesystems, Inc., Sr. Notes, Ser. B (Canada)	Ba2	10.00	3/15/05	500	(a)(d)	517,304

						3,882,679

Chemicals 8.2%
Equistar Chemicals Funding LP,
Notes	B+(f)	6.50	2/15/06	140	(a)	143,675
Sr. Notes	B2	10.125	9/1/08	100		111,250
Sr. Notes	B2	10.625	5/1/11	85	(a)	95,625
Hercules, Inc.,
Deb.	Ba1	6.60	8/1/27	325	(a)	328,250
Sr. Notes	Ba2	11.125	11/15/07	125	(a)	146,875
Sr. Sub. Notes	Ba3	6.75	10/15/29	100	(a)	99,250
HMP Equity Holdings Corp., Sr. Disc. Notes	CCC+(f)	Zero	5/15/08	75		44,250
Huntsman ICI Chemicals LLC, Sr. Sub. Notes	Caa1	10.125	7/1/09	305	(a)	314,150
Huntsman LLC,
Sr. Notes	B3	11.50	7/15/12	340	(a)	348,500
Sr. Sec’d. Notes	B2	11.00	7/15/10	95	(a)	108,300
Sr. Sec’d. Notes	B2	11.625	10/15/10	200	(a)	224,000
IMC Global, Inc.,
Debs.	B2	6.875	7/15/07	300	(a)	318,000
Gtd. Notes, Ser. B	B1	11.25	6/1/11	100	(a)	117,500
Notes, Ser. B	B1	10.875	6/1/08	100	(a)	121,000
Innophos, Inc., Sr. Sub. Notes	B3	8.875	8/15/14	175	(a)	182,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	7

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

ISP Chemco, Inc., Notes, Ser. B	B1	10.25%	7/1/11	$285	(a)	$317,062
Johnsondiversey Holdings, Inc., Sr. Notes	B3	Zero	5/15/13	175	(a)	142,188
Lyondell Chemical Co., Sec’d., Ser. B	B1	9.875	5/1/07	250	(a)	263,437
Nalco Co., Sr. Sub. Notes	Caa1	8.875	11/15/13	375	(a)	404,531
OM Group, Inc., Sr. Sub. Notes	Caa1	9.25	12/15/11	395	(a)	406,850
Rhodia SA,
Sr. Notes (France)	B3	10.25	6/1/10	350	(a)(d)	357,000
Sr. Sub. Notes (France)	Caa1	8.875	6/1/11	350	(d)	295,750
Rockwood Specialties, Inc., Sr. Sub. Notes	B3	10.625	5/15/11	150		163,500
Westlake Chemical Corp., Sr. Notes	Ba3	8.75	7/15/11	225	(a)	250,313

						5,303,256

Containers 5.0%
Anchor Glass Container Corp., Sr. Sec’d. Notes	B2	11.00	2/15/13	200	(a)	228,000
Berry Plastics Corp., Sr. Sub. Notes	B3	10.75	7/15/12	275	(a)	308,000
Crown Cork & Seal Finance PLC, (United Kingdom)	B3	7.00	12/15/06	650	(a)(d)	667,875
Graham Packaging Holdings Co., Sr. Disc. Notes, Ser. B	Caa2	10.75	1/15/09	650		675,187
Greif Bros. Corp., Sr. Sub. Notes	B2	8.875	8/1/12	455		500,500
Owens-Brockway Glass Container,
Gtd. Sr. Sec’d. Notes	B2	7.75	5/15/11	45	(a)	47,700
Sr. Sec’d. Notes	B2	8.75	11/15/12	485	(a)	538,350
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75	11/15/13	125	(a)	124,375
Stone Container Finance Co., Sr. Notes (Canada)	B2	7.375	7/15/14	150	(d)	154,875

						3,244,862

Diversified Manufacturing Operations 4.3%
Amscan Holdings, Inc., Sr. Sub. Notes	B3	8.75	5/1/14	225	(a)	224,156
AMSTED Industries, Inc., Sr. Notes	B3	10.25	10/15/11	175	(a)	189,000

See Notes to Financial Statements.

8

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)			Value (Note 1)

Blount, Inc., Sr. Sub. Notes	Caa1	8.875%	8/1/12		$300		$313,500
Invensys PLC, Sr. Notes (United Kingdom)	B3	9.875	3/15/11		400	(a)(d)	406,000
Koppers, Inc., Sr. Sec’d. Notes	B2	9.875	10/15/13		120		132,000
Lazydays RV Center, Inc., Sr. Notes	B3	11.75	5/15/12		275	(a)	290,812
Mueller Group, Inc., Sr. Sub. Notes	Caa1	10.00	5/1/12		115	(a)	123,913
Noteco Ltd. (United Kingdom)	NR	7.02	6/22/25	GBP	28	(b)	46,719
Rayovac Corp., Sr. Sub. Notes	B3	8.50	10/1/13		$275	(a)	294,250
Sensus Metering Systems, Inc., Sr. Sub. Notes	Caa1	8.625	12/15/13		250		245,000
SPX Corp., Sr. Notes	Ba3	7.50	1/1/13		170	(a)	177,650
TransDigm, Inc., Sr. Sub. Notes	B3	8.375	7/15/11		180	(a)	190,350
Tyco Int’l. Group S.A.,
Gtd. Notes (Luxembourg)	Baa3	6.125	11/1/08		50	(d)	54,192
Gtd. Notes (Luxembourg)	Baa3	6.75	2/15/11		100	(d)	111,751

							2,799,293

Education 0.3%
Kindercare Learning Center, Inc., Sr. Sub. Notes, Ser. B	B3	9.50	2/15/09		192		194,880

Electric Utilities 10.0%
AES Corp.,
Sr. Notes	B2	9.50	6/1/09		75	(a)	83,437
Sr. Notes	B2	9.375	9/15/10		700		778,750
Sr. Sec’d. Notes	B1	8.75	5/15/13		230		255,875
AES Eastern Energy LP, Pass-Through Cert., Ser 99-A	Ba1	9.00	1/2/17		215	(a)	241,852
Aquila, Inc., Sr. Notes	B2	9.95	2/1/11		285	(a)	310,650
Calpine Corp.,
Sr. Notes	Caa1	8.50	2/15/11		595	(a)	367,412
Sr. Sec’d. Notes	B(f)	8.75	7/15/13		415	(a)	323,700
CMS Energy Corp., Sr. Notes	B3	7.50	1/15/09		25		26,125
Edison Mission Energy, Sr. Notes	B1	7.73	6/15/09		275	(a)	288,063
Empresa Nacional de Electricidad, Notes (Chile)	Ba2	8.35	8/1/13		670	(a)(d)	745,310
Homer City Funding LLC, Gtd. Notes	Ba2	8.137	10/1/19		149	(a)	159,638
Midland Funding Corp.,
Deb., Ser. A	Ba3	11.75	7/23/05		136	(a)	145,091
Deb., Ser. B	Ba3	13.25	7/23/06		305	(a)	347,621

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	9

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Midwest Generation LLC,
Pass-thru Certs., Ser. A	B1	8.30%	7/2/09	$100	(a)	$102,500
Sr. Sec’d. Notes	B1	8.75	5/1/34	325		345,312
Mirant Americas Generation LLC, Sr. Notes	NR	7.20	10/1/08	60	(a)(b)	49,950
Mirant Corp., Sr. Notes	NR	7.40	7/15/49	75	(b)	46,500
Mission Energy Holding Co., Sr. Sec’d. Notes	B3	13.50	7/15/08	145	(a)	182,338
Nevada Power Co.,
Gen. Ref. Mtge.	Ba2	6.50	4/15/12	130	(a)	130,000
Gen. Ref. Mtge., Ser. E	Ba2	10.875	10/15/09	15		17,325
Orion Power Holdings, Inc., Sr. Notes	B2	12.00	5/1/10	370	(a)	462,500
Sierra Pacific Resources,
Notes	B2	8.75	5/15/05	500	(a)	512,500
Sr. Notes	B2	8.625	3/15/14	95	(a)	99,750
TECO Energy, Inc., Sr. Notes	Ba2	7.50	6/15/10	400	(a)	428,500

						6,450,699

Electronic Components 1.9%
Amkor Technology, Inc.,
Sr. Notes	B1	7.125	3/15/11	100		83,000
Sr. Sub. Notes	B3	10.50	5/1/09	50	(a)	45,250
Fairchild Semiconductor Corp., Sr. Sub. Notes	B2	10.50	2/1/09	500	(a)	540,000
Flextronics International Ltd., Sr. Sub. Notes (Singapore)	Ba2	6.50	5/15/13	200	(a)(d)	200,000
Freescale Semiconductor, Inc., Sr. Notes	Ba2	7.125	7/15/14	135	(a)	137,194
ON Semiconductor Corp., Gtd. Notes	Caa1	13.00	5/15/08	65	(a)	73,125
Sanmina-SCI Corp., Sr. Sec’d. Notes	Ba2	10.375	1/15/10	125	(a)	141,875

						1,220,444

Energy 2.7%
Allegheny Energy Supply Co., LLC, Notes	B3	8.25	4/15/12	260	(a)	275,600
Arch Western Finance LLC, Sr. Notes	Ba2	7.50	7/1/13	100		103,500
El Paso Corp., Sr. Notes	Caa1	7.00	5/15/11	365	(a)	341,275

See Notes to Financial Statements.

10

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Gemstone Investors Ltd.	Caa1	7.71%	10/31/04	$210	(a)	$211,050
NRG Energy, Inc., Sr. Sec’d. Notes	B2	8.00	12/15/13	420	(a)	441,000
Pacific Energy, Sr. Notes	Ba2	7.125	6/15/14	100		105,750
Reliant Resources, Inc., Sr. Sec’d. Notes	B1	9.50	7/15/13	225		248,625

						1,726,800

Environmental Services 1.3%
Allied Waste North America, Inc.,
Sec’d. Notes	Ba3	5.75	2/15/11	450	(a)	432,000
Sr. Notes	Ba3	8.50	12/1/08	135	(a)	148,163
Sr. Sec’d. Notes, Ser B.	Ba3	9.25	9/1/12	250	(a)	280,625

						860,788

Financial Services 1.9%
Alamosa Delaware, Inc.,
Sr. Notes	Caa1	11.00	7/31/10	150		164,250
Sr. Notes	Caa1	8.50	1/31/12	225		223,875
BCP Caylux Holdings SCA, Sr. Sub. Notes (Luxembourg)	B3	9.625	6/15/14	145	(a)(d)	155,694
Borden U.S. Finance Corp., Sr. Sec’d. Notes	B3	6.43	7/15/10	500	(a)	505,000
Sovereign Bancorp, Inc., Sr. Notes	Baa3	10.50	11/15/06	165	(a)	191,622

						1,240,441

Foods 1.7%
Agrilink Foods, Inc., Sr. Sub. Notes	B3	11.875	11/1/08	21	(a)	22,024
Del Monte Corp., Sr. Sub. Notes	B2	8.625	12/15/12	250	(a)	278,125
Dole Foods Co., Inc.,
Gtd. Notes	B2	7.25	6/15/10	225	(a)	226,125
Sr. Notes	B2	8.625	5/1/09	150	(a)	159,750
Sr. Notes	B2	8.875	3/15/11	115	(a)	123,050
Dominos, Inc., Sr. Sub. Notes	B2	8.25	7/1/11	73	(a)	78,110
Smithfield Foods, Inc., Notes	Ba2	7.75	5/15/13	200	(a)	213,000

						1,100,184

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	11

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Funeral Services 0.7%
Alderwoods Group, Inc., Sr. Notes	B2	7.75%	9/15/12	$200	(a)	$208,000
Service Corp. International,
Notes	B1	6.50	3/15/08	25		25,813
Sr. Notes	B1	6.00	12/15/05	235	(a)	240,875

						474,688

Gaming 4.4%
Argosy Gaming Co., Sr. Sub. Notes	Ba3	9.00	9/1/11	75	(a)	83,625
Boyd Gaming Corp., Sr. Sub. Notes	B1	8.75	4/15/12	200	(a)	220,000
Isle of Capri Casinos, Inc.,
Sr. Sub. Notes	B2	9.00	3/15/12	110	(a)	121,550
Sr. Sub. Notes	B2	7.00	3/1/14	25		24,750
Mandalay Resort Group, Sr. Notes	Ba2	9.50	8/1/08	250	(a)	285,000
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	Ba3	6.375	7/15/09	150	(a)	152,625
Sr. Sub. Notes	Ba3	8.00	4/1/12	100		109,750
Sr. Sub. Notes	Ba3	7.125	8/15/14	50		51,375
Park Place Entertainment Corp.,
Sr. Notes	Ba1	7.50	9/1/09	610	(a)	675,575
Sr. Sub. Notes	Ba2	8.125	5/15/11	85		96,262
Station Casinos, Inc., Sr. Notes	Ba3	6.00	4/1/12	200	(a)	200,500
Venetian Casino Resort LLC, Second Mtge.	B2	11.00	6/15/10	465		529,519
Wynn Las Vegas LLC, Second Mtge.	B3	12.00	11/1/10	234		287,820

						2,838,351

Gas Pipelines 4.1%
Dynegy Holdings, Inc.,
Deb.	Caa2	7.125	5/15/18	50		41,500
Deb.	Caa2	7.625	10/15/26	75		61,875
Sec’d. Notes	B3	10.125	7/15/13	410	(a)	461,250
Sr. Notes	Caa2	6.875	4/1/11	75		69,750
El Paso Production Holding Co., Sr. Notes	B3	7.75	6/1/13	300	(a)	294,750

See Notes to Financial Statements.

12

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

GulfTerra Energy Partnership LP, Sr. Notes	Ba3	6.25%	6/1/10	$225		$247,781
Plains All American Pipeline, Notes	Ba1	7.75	10/15/12	45		52,096
Southern Natural Gas Co., Sr. Notes	B1	8.875	3/15/10	250	(a)	281,250
Tennessee Gas Pipeline Co.,
Deb.	B1	7.00	3/15/27	215	(a)	223,600
Deb.	B1	7.00	10/15/28	25	(a)	23,406
Deb.	B1	7.625	4/1/37	295	(a)	288,732
Williams Cos., Inc.,
Notes	B3	7.125	9/1/11	200	(a)	218,000
Notes	B3	8.125	3/15/12	300	(a)	345,000

						2,608,990

Health Care 7.5%
Alliance Imaging, Inc., Sr. Sub. Notes	B3	10.375	4/15/11	300	(a)	321,750
Concentra Operating Corp., Sr. Sub. Notes	B3	9.50	8/15/10	175	(a)	189,000
Coventry Health Care, Inc., Sr. Notes	Ba1	8.125	2/15/12	150	(a)	165,750
HCA, Inc.,
Deb.	Ba1	8.36	4/15/24	100		110,504
Deb.	Ba1	7.50	11/15/95	150	(a)	144,395
HEALTHSOUTH Corp.,
Sr. Notes	NR	6.875	6/15/05	100	(a)	101,125
Sr. Notes	NR	8.50	2/1/08	275		275,000
Sr. Sub. Notes	NR	10.75	10/1/08	150		155,250
Inverness Medical Innovations, Inc., Sr. Sub. Notes	Caa1	8.75	2/15/12	195	(a)	187,200
Magellan Health Services, Inc., Sr. Notes	B3	9.375	11/15/08	731	(a)	789,352
Mariner Health Care, Inc., Sr. Sub. Notes	B3	8.25	12/15/13	270	(a)	286,200
Medco Health Solutions, Inc., Sr. Notes	Ba1	7.25	8/15/13	70	(a)	77,212
Medical Device Manufacturing, Inc., Sr. Sub. Notes	Caa1	10.00	7/15/12	225		237,375
MedQuest, Inc., Gtd. Notes, Ser. B	B3	11.875	8/15/12	275	(a)	310,750
Res-Care, Inc., Sr. Notes	B2	10.625	11/15/08	300	(a)	321,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	13

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Select Medical Corp., Sr. Sub. Notes	B2	9.50%	6/15/09	$160	(a)	$174,000
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625	1/15/12	150	(a)	166,500
Tenet Healthcare Corp.,
Sr. Notes	B3	5.375	11/15/06	125		125,937
Sr. Notes	B3	6.375	12/1/11	75	(a)	66,563
Sr. Notes	B3	6.50	6/1/12	185	(a)	163,725
Ventas Realty LP,
Sr. Notes	Ba3	8.75	5/1/09	280		305,200
Sr. Notes	Ba3	9.00	5/1/12	145	(a)	161,675

						4,835,463

Industrials 1.6%
Coinmach Corp., Sr. Notes	B2	9.00	2/1/10	305	(a)	308,813
Manitowoc Co., Inc., Sr. Sub. Notes	B2	10.50	8/1/12	325	(a)	370,500
Motors & Gears, Inc., Sr. Notes, Ser. D	Caa1	10.75	11/15/06	90	(a)	82,800
United Rentals North America, Inc., Sr. Sub. Notes	B2	7.75	11/15/13	275	(a)	255,750

						1,017,863

Leisure 2.2%
AMC Entertainment, Inc.,
Sr. Notes	B2	8.625	8/15/12	275	(a)	287,375
Sr. Sub. Notes	B3	8.00	3/1/14	100		93,250
K2, Inc., Sr. Notes	Ba3	7.375	7/1/14	150	(a)	155,250
LCE Acquisition Corp., Sr. Sub. Notes	B3	9.00	8/1/14	100		101,500
Royal Caribbean Cruises Ltd.,
Sr. Notes (Liberia)	Ba2	8.00	5/15/10	350	(a)(d)	388,937
Sr. Notes (Liberia)	Ba2	6.875	12/1/13	75	(a)(d)	77,813
Six Flags, Inc., Sr. Notes	B3	9.625	6/1/14	175	(a)	162,312
Vail Resorts, Inc., Sr. Sub. Notes	B2	6.75	2/15/14	150		148,125

						1,414,562

Lodging 7.4%
Felcor Suites LP, Gtd. Notes	B1	7.625	10/1/07	125	(a)	130,313
Felcore Lodging LP,
Sr. Notes	B1	10.00	9/15/08	128		134,560
Sr. Notes	B1	5.84	6/1/11	125		125,625
Sr. Notes	B1	9.00	6/1/11	150	(a)	163,500

See Notes to Financial Statements.

14

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Hilton Hotels Corp., Notes	Ba1	7.625%	12/1/12	$200	(a)	$228,500
HMH Properties, Inc., Sr. Notes, Ser. B	Ba3	7.875	8/1/08	300		309,000
Host Marriott LP,
Gtd. Notes, Ser. E	Ba3	8.375	2/15/06	700	(a)	743,750
Sr. Notes	Ba3	9.50	1/15/07	275	(a)	306,625
Sr. Notes	Ba3	7.00	8/15/12	200	(a)	203,500
ITT Corp.,
Notes	Ba1	6.75	11/15/05	90	(a)	93,375
Notes	Ba1	7.375	11/15/15	150	(a)	159,000
Kerzner International Ltd., Sr. Sub. Notes (Bahamas)	B2	8.875	8/15/11	315	(d)	345,712
La Quinta Inns, Inc., Sr. Notes	Ba3	7.40	9/15/05	445	(a)	461,131
La Quinta Properties, Inc., Sr. Notes	Ba3	8.875	3/15/11	100		111,000
MGM MIRAGE, Sr. Sub. Notes	Ba2	9.75	6/1/07	480	(a)	531,600
Starwood Hotels & Resorts Worldwide, Inc.,
Notes	Ba1	7.375	5/1/07	570	(a)	609,900
Notes	Ba1	7.875	5/1/12	70	(a)	78,400

						4,735,491

Machinery 2.4%
Case New Holland, Inc., Sr. Notes	Ba3	9.25	8/1/11	325	(a)	359,125
Flowserve Corp., Sr. Sub. Notes	B2	12.25	8/15/10	250	(a)	283,750
Rexnord Corp., Sr. Sub. Notes	B3	10.125	12/15/12	225	(a)	254,250
Terex Corp.,
Sr. Sub. Notes	B3	9.25	7/15/11	50	(a)	56,000
Sr. Sub. Notes	B3	7.375	1/15/14	150	(a)	153,000
Sr. Sub. Notes, Ser. B	B3	10.375	4/1/11	240	(a)	270,600
Thermadyne Holdings Corp., Sr. Sec’d. Notes	Caa1	9.25	2/1/14	175		171,500

						1,548,225

Media 4.9%
Alliance Atlantis Commerce, Inc., Sr. Sub. Notes (Canada)	B1	13.00	12/15/09	325	(a)(d)	354,250
American Media Operations, Inc., Ser. B	B2	10.25	5/1/09	10		10,487

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	15

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

CanWest Media, Inc.,
Sr. Notes (Canada)	B1	7.625%	4/15/13	$70	(a)(d)	$74,550
Sr. Sub. Notes (Canada)	B2	10.625	5/15/11	225	(a)(d)	256,219
Granite Broadcasting Corp., Sr. Sec’d. Notes	B3	9.75	12/1/10	250	(a)	235,625
Gray Television, Inc., Sr. Sub. Notes	B2	9.25	12/15/11	285	(a)	319,556
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 7/15/06) (Canada)	B2	Zero	7/15/11	400	(a)(d)	380,000
Sinclair Broadcast Group, Inc.,
Gtd. Notes	B2	8.00	3/15/12	100	(a)	103,250
Sr. Sub. Notes	B2	8.75	12/15/11	200	(a)	216,250
Sun Media Corp., Gtd. Notes (Canada)	Ba3	7.625	2/15/13	400	(a)(d)	426,000
Susquehanna Media Co., Sr. Sub. Notes	B1	7.375	4/15/13	300	(a)	309,000
Vertis, Inc.,
Sec’d. Notes	B2	9.75	4/1/09	300	(a)	325,500
Sr. Note, Ser. B	B3	10.875	6/15/09	150	(a)	162,000

						3,172,687

Metals 4.0%
AK Steel Corp.,
Gtd. Notes	B3	7.875	2/15/09	50	(a)	48,250
Sr. Notes	B3	7.75	6/15/12	110	(a)	103,400
Century Aluminum Co., Sr. Notes	B1	7.50	8/15/14	225		231,188
Foundation Coal Co., Sr. Notes	B1	7.25	8/1/14	200		210,500
Ispat Inland ULC, Sr. Sec’d. Notes	Caa1	9.75	4/1/14	630	(a)	672,525
Joy Global, Inc., Sr. Sub. Notes, Ser. B	B1	8.75	3/15/12	350	(a)	394,625
Oregon Steel Mills, Inc.	B2	10.00	7/15/09	75		80,250
Russel Metals, Inc., Sr. Notes (Canada)	Ba3	6.375	3/1/14	265	(a)(d)	253,737
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125	6/1/10	85	(a)	94,350
UCAR Finance, Inc.	B2	10.25	2/15/12	75	(a)	85,125
UGS Corp., Sr. Sub. Notes	B3	10.00	6/1/12	115		125,350
United States Steel Corp., Sr. Notes	B1	10.75	8/1/08	225		263,504
UtiliCorp Finance Corp., Sr. Notes (Canada)	B2	7.75	6/15/11	40	(d)	40,800

						2,603,604

See Notes to Financial Statements.

16

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Oil & Gas Exploration/Production 6.1%
AmeriGas Partners & Eagle, Sr. Notes	B2	8.875%	5/20/11	$175	(a)	$190,750
Belden & Blake Corp., Sr. Sec’d. Notes	B3	8.75	7/15/12	150	(a)	156,375
Chesapeake Energy Corp.,
Sr. Notes	Ba3	7.00	8/15/14	150	(a)	154,500
Sr. Notes	Ba3	6.875	1/15/16	200	(a)	202,500
Encore Acquisition Co., Sr. Sub. Notes	B2	6.25	4/15/14	75		73,500
Evergreen Resources, Inc., Sr. Sub. Notes	Ba3	5.875	3/15/12	225	(a)	229,500
Ferrellgas Partners LP, Sr. Notes	B2	8.75	6/15/12	100	(a)	109,000
Forest Oil Corp., Sr. Notes	Ba3	8.00	6/15/08	100	(a)	109,000
Hanover Compressor Co., Sr. Notes	B3	8.625	12/15/10	125	(a)	133,125
Hanover Equipment Trust,
Sec’d. Notes, Ser. A	B2	8.50	9/1/08	105	(a)	112,087
Sec’d. Notes, Ser. B	B2	8.75	9/1/11	150	(a)	162,000
Houston Exploration Co., Sr. Sub. Notes	B2	7.00	6/15/13	100	(a)	103,000
Magnum Hunter Resources, Inc., Sr. Notes	B2	9.60	3/15/12	23	(a)	25,933
Newfield Exploration Co.,
Sr. Sub. Notes	Ba3	8.375	8/15/12	100		110,000
Sr. Sub. Notes	Ba3	6.625	9/1/14	75		76,875
Parker Drilling Co.,
Sr. Notes	B2	9.625	10/1/13	450	(a)	486,000
Sr. Notes, Ser. B	B2	10.125	11/15/09	500		531,250
Premcor Refining Group, Inc.,
Sr. Notes	Ba3	6.75	2/1/11	100		104,250
Sr. Notes	Ba3	9.50	2/1/13	235	(a)	274,362
Sr. Notes	Ba3	6.75	5/1/14	85		86,063
Sr. Sub. Notes	B2	7.75	2/1/12	125		133,437
Pride International, Inc.	Ba2	7.375	7/15/14	125		133,125
Range Resources Corp., Sr. Sub. Notes	B3	7.375	7/15/13	200	(a)	206,000

						3,902,632

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	17

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Paper & Packaging 5.7%
Abitibi-Consolidated, Inc., Unsec’d. Notes (Canada)	Ba2	8.30%	8/1/05	$700	(a)(d)	$728,875
Caraustar Industries, Inc., Sr. Sub. Notes	Caa1	9.875	4/1/11	125		132,187
Cellular Tissue Holdings, Inc., Sr. Sec’d. Notes	B2	9.75	3/15/10	350	(a)	350,000
Georgia-Pacific Corp.,
Notes	Ba3	7.50	5/15/06	500	(a)	533,750
Notes	Ba3	7.75	11/15/29	300	(a)	312,000
Notes	Ba3	8.875	5/15/31	575	(a)	664,125
Sr. Notes	Ba2	9.375	2/1/13	150	(a)	176,625
Millar Western Forest Products Ltd., Sr. Notes (Canada)	B3	7.75	11/15/13	130	(d)	135,200
Norske Skog Canada Ltd., Sr. Notes (Canada)	Ba3	7.375	3/1/14	150	(a)(d)	152,625
Portola Packaging, Inc., Sr. Notes	B2	8.25	2/1/12	185		160,950
Tembec Industries, Inc.,
Sr. Notes (Canada)	Ba3	8.625	6/30/09	50	(d)	52,125
Sr. Notes (Canada)	Ba3	7.75	3/15/12	265	(a)(d)	267,650

						3,666,112

Printing & Publishing 1.0%
American Color Graphics, Inc., Sr. Sec’d. Notes	B3	10.00	6/15/10	230	(a)	195,500
Medianews Group, Inc., Sr. Sub. Notes	B2	6.875	10/1/13	200	(a)	201,500
Morris Publishing Group LLC, Sr. Sub. Notes	Ba3	7.00	8/1/13	65		64,350
PRIMEDIA, Inc., Sr. Notes	B3	7.086	5/15/10	200	(a)	199,750

						661,100

Real Estate 1.2%
Intrawest Corp., Sr. Notes (Canada)	B1	10.50	2/1/10	385	(a)(d)	414,356
Omega Healthcare Investors, Inc.,
Notes	B1	6.95	8/1/07	275	(a)	279,813
Sr. Notes	B1	7.00	4/1/14	100		98,000

						792,169

See Notes to Financial Statements.

18

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Restaurants 0.4%
Carrols Corp., Sr. Sub. Notes	B3	9.50%	12/1/08	$250	(a)	$256,875

Retail 5.6%
AutoNation, Inc., Sr. Notes	Ba2	9.00	8/1/08	50	(a)	57,125
Finlay Fine Jewelry Corp., Sr. Notes	B1	8.375	6/1/12	175		186,375
General Nutrition Center, Inc., Sr. Sub. Notes	B3	8.50	12/1/10	150	(a)	150,000
Group 1 Automotive, Inc., Sr. Sub. Notes	B1	8.25	8/15/13	300	(a)	316,500
J.C. Penney Co., Inc.,
Deb.	Ba3	7.125	11/15/23	175	(a)	181,562
Deb.	Ba3	7.40	4/1/37	610	(a)	646,600
Jean Coutu Group, Inc.,
Sr. Sub. Notes (Canada)	B2	7.625	8/1/12	175	(d)	180,250
Sr. Sub. Notes (Canada)	B3	8.50	8/1/14	175	(a)(d)	176,312
Levi Strauss & Co., Sr. Notes	Ca	12.25	12/15/12	125		129,688
Pantry, Inc., Sr. Sub. Notes	B3	7.75	2/15/14	175	(a)	175,438
Rite Aid Corp.,
Deb.	Caa1	6.875	8/15/13	250	(a)	230,000
Deb.	Caa1	7.70	2/15/27	195	(a)	169,650
Sr. Sec’d. Notes	B2	8.125	5/1/10	425	(a)	446,250
Saks, Inc.,
Gtd. Notes	Ba3	7.00	12/1/13	115	(a)	115,575
Sr. Notes	Ba3	7.375	2/15/19	90	(a)	90,450
Sonic Automotive, Inc., Sr. Sub. Notes	B2	8.625	8/15/13	250	(a)	262,500
Stater Bros. Holdings Inc., Sr. Notes	B1	8.125	6/15/12	100		104,000

						3,618,275

Structured Notes 0.2%
Lehman Brothers, Inc., TRAINS HY-2004-1(g)	B1	8.211	8/1/15	99		105,418

Supermarkets 1.4%
Ahold Finance USA, Inc., Notes	B1	8.25	7/15/10	75	(a)	82,312
Delhaize America, Inc., Notes	Ba1	8.125	4/15/11	445	(a)	506,244
Pathmark Stores, Inc., Sr. Sub. Notes	B3	8.75	2/1/12	300	(a)	301,500

						890,056

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	19

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Technology 0.5%
Xerox Corp.,
Sr. Notes	Ba2	6.875%	8/15/11	$275		$284,625
Sr. Notes	Ba2	7.625	6/15/13	50		53,125

						337,750

Telecommunications 11.3%
American Cellular Corp., Sr. Notes, Ser. B	B3	10.00	8/1/11	150	(a)	121,875
AT&T Corp.,
Sr.Unsec’d. Notes	Ba1	7.30	11/15/11	375		407,812
Sr.Unsec’d. Notes	Ba1	8.00	11/15/31	125		131,250
Centennial Communications Corp., Sr. Notes	Caa1	8.125	2/1/14	225		208,688
Cincinnati Bell, Inc., Sr. Sub. Notes	B3	8.375	1/15/14	400	(a)	354,000
Citizens Communications Co., Notes	Ba3	9.25	5/15/11	260	(a)	280,800
Crown Castle International Corp.,
Sr. Notes	B3	9.375	8/1/11	73		84,315
Sr. Notes	B3	10.75	8/1/11	215	(a)	241,337
Sr. Notes	B3	7.50	12/1/13	250	(a)	250,000
Sr. Notes, Ser. B	B3	7.50	12/1/13	75		75,000
Eircom Funding, Sr. Sub. Notes (Ireland)	B1	8.25	8/15/13	175	(a)(d)	189,000
Lucent Technologies, Inc., Notes	B2	5.50	11/15/08	155	(a)	149,188
MCI, Inc., Sr. Notes	NR	6.688	5/1/09	175		164,938
Nextel Communications, Inc., Sr. Notes	Ba3	7.375	8/1/15	700	(a)	731,500
Nextel Partners, Inc., Sr. Notes	Caa1	8.125	7/1/11	375	(a)	390,937
Nortel Networks Ltd., Notes (Canada)	B3	6.125	2/15/06	175	(a)(d)	177,625
NTL Cable PLC, Sr. Notes (United Kingdom)	B3	6.61	10/15/12	750	(a)(d)	765,000
Qwest Services Corp., Notes	Caa1	14.00	12/15/10	1,477		1,717,012
Rogers Wireless, Inc.,
Sr. Sec’d. Notes (Canada)	Ba3	6.375	3/1/14	225	(a)(d)	215,437
Sr. Sec. Notes (Canada)	Ba3	9.625	5/1/11	125	(a)(d)	142,813

See Notes to Financial Statements.

20

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

SBA Communications Corp., Sr. Notes, Zero Coupon (until 12/01/07)	Caa1	Zero	12/15/11	$275		$214,500
Triton PCS, Inc., Gtd. Sr. Notes	B2	8.50%	6/1/13	170	(a)	154,275
Ubiquitel Operating Co., Sr. Notes	Caa1	9.875	3/1/11	50		51,250
US Unwired, Inc., Sr. Sec’d. Notes	B2	5.791	6/15/10	75		76,125

						7,294,677

Tobacco 0.9%
DIMON, Inc., Sr. Notes, Ser. B	Ba3	9.625	10/15/11	80	(a)	82,600
North Atlantic Trading Co., Sr. Notes	B2	9.25	3/1/12	300	(a)	292,500
Standard Commercial Corp., Sr. Notes	Ba3	8.00	4/15/12	200	(a)	201,000

						576,100

Transportation 0.5%
Stena AB,
Sr. Notes (Sweden)	Ba3	9.625	12/1/12	100	(d)	111,125
Sr. Notes (Sweden)	Ba3	7.50	11/1/13	175	(a)(d)	174,344

						285,469

Total corporate bonds (cost $79,171,139)						82,413,546

ASSET BACKED SECURITIES 0.5%
Continental Airlines, Inc.,
Pass-thru Certs., Ser. 01-1	Ba1	7.373	12/15/15	85	(a)	67,193
Pass-thru Certs., Ser. 96-C	B3	9.50	10/15/13	126	(a)	91,017
Pass-thru Certs., Ser. 981-B	Ba2	6.748	3/15/17	97	(a)	74,278
Pass-thru Certs., Ser. 991-B	Ba2	6.795	8/2/18	163	(a)	129,325

Total asset backed securities (cost $374,059)						361,813

CONVERTIBLE BONDS 0.7%
Nortel Networks Corp. (Canada)	B3	4.25	9/1/08	135	(a)(d)	130,106
Tyco Int’l. Group S.A.,
Sr. Notes (Luxembourg)	Baa3	2.75	1/15/18	100	(d)	143,750
Sr. Notes (Luxembourg)	Baa3	3.125	1/15/23	100	(d)	153,500

Total convertible bonds (cost $314,549)						427,356

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	21

Portfolio of Investments

as of August 31, 2004 Cont’d.

Description	Shares		Value (Note 1)

COMMON STOCKS 1.2%
Gentek, Inc.	707	(c)	$27,396
IMPSAT Fiber Networks, Inc.	2,330	(c)	11,883
NTL, Inc.	700	(c)	38,017
PSF Group Holdings, Inc., Class A	279	(c)(e)	418,860
Star Gas Partners, LP	308		6,471
Stellex Aerostructures, Inc.	107	(c)(e)	0
Telewest Global, Inc.	14,911	(c)	172,222
UnitedGlobalCom, Inc., Class A	14,226	(c)	96,737
Walter Industries, Inc.	320		4,749

Total common stocks (cost $1,308,870)			776,335

PREFERRED STOCKS 0.9%
McLeodUSA, Inc., Ser. A	1,868	(c)	3,923
Paxson Communications Corp., 14.25%, Payment in Kind	53		441,225
Primedia, Inc., Ser. D, 10.00%	1,500		136,500

Total preferred stocks (cost $929,425)			581,648

	Units
WARRANTS(c) 0.1%
Gentek, Inc., expiring 10/31/08 (Canada)	710	(d)	5,573
Gentek, Inc., expiring 10/31/10 (Canada)	347	(d)	1,770
Intelcom Group, Inc., expiring 9/15/05 (Canada)	9,900	(d)	99
McLeodUSA, Inc., expiring 4/16/07	4,141		435
Sterling Chemical Holdings, Inc., expiring 8/15/08	140		0
Telus Corp., expiring 9/15/05 (Canada)	4,049		34,497
Viasystems Group, Inc., expiring 1/31/10 (Canada)	10,871	(d)(e)	1
XM Satellite Radio, Inc., expiring 3/03/10	150	(e)	2

Total warrants (cost $280,193)			42,377

Total long-term investments (cost $82,378,235)			84,603,075

See Notes to Financial Statements.

22

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 5.8%

U.S. GOVERNMENT AGENCY SECURITIES
Federal Farm Credit Bank Discount Notes (cost $3,709,000)	Aaa	1.47%	9/1/04	$3,709	$3,709,000

Total Investments 137.0% (cost $86,087,235)					88,312,075
Liabilities in excess of other assets ( 37.0%)					(23,840,808)

Net Assets 100.0%					$64,471,267

(a)	Total or partial principal amount segregated as collateral for line of credit. Aggregate value of segregated securities—$56,103,191; (Note 5).
(b)	Issuer in default on interest payment, non-income producing security.
(c)	Non-income producing securities.
(d)	US $ Denominated Bonds-Foreign Issuers.
(e)	Fair-valued security-value is determined by the Valuation Committee or Board of Directors in consultation with the investment adviser.
(f)	Standard and Poor’s Rating.
(g)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of August 31, 2004.

NR—Not rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	23

Portfolio of Investments

as of August 31, 2004 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2004 was as follows:

Telecommunications	11.9%
Electric Utilities	10.0
Chemicals	8.2
Health Care	7.5
Lodging	7.4
Cable	6.2
Oil & Gas Exploration/Production	6.1
U.S. Government Securities	5.8
Paper & Packaging	5.7
Retail	5.6
Media	5.6
Containers	5.0
Diversified Manufacturing Operations	4.9
Gaming	4.4
Gas Pipelines	4.1
Metals	4.0
Business Services	3.1
Aerospace/Defense	3.1
Energy	2.7
Machinery	2.4
Foods	2.3
Building Materials	2.3
Leisure	2.2
Financial Services	1.9
Electronic Components	1.9
Industrials	1.6
Supermarkets	1.4
Environmental Services	1.3
Automotive	1.3
Printing & Publishing	1.2
Real Estate	1.2
Airlines	0.9
Tobacco	0.9
Funeral Services	0.7
Technology	0.5
Transportation	0.5
Restaurants	0.4
Automobiles	0.3
Education	0.3
Structured Notes	0.2

137.0
Liabilities in excess of other assets	(37.0)

100.0%

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

as of August 31, 2004

Assets
Investments, at value (cost $86,087,235)	$88,312,075
Foreign currency, at value (cost $5,335)	5,098
Interest and dividend receivable	1,651,442
Receivable for investments sold	110,913
Prepaid expenses	2,680

Total assets	90,082,208

Liabilities
Loan payable (Note 5)	25,000,000
Payable for investments purchased	338,104
Loan interest payable	87,613
Accrued expenses	68,965
Deferred directors’ fees	64,009
Management fee payable	38,007
Payable to custodian	14,243

Total liabilities	25,610,941

Net Assets	$64,471,267

Net assets were comprised of:
Common stock, at par	$115,790
Paid-in capital in excess of par	86,473,809

86,589,599
Undistributed net investment income	51,420
Accumulated net realized loss on investments	(24,394,355)
Net unrealized appreciation on investments and foreign currencies	2,224,603

Net assets, August 31, 2004	$64,471,267

Net asset value per share ($64,471,267 ÷ 11,579,047 shares of common stock issued and outstanding)	$5.57

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	25

Statement of Operations

Year Ended August 31, 2004

Net Investment Income
Income
Interest	$7,201,581
Dividends	37,891

7,239,472

Expenses
Management fee	448,517
Custodian’s fees and expenses	210,000
Legal fees and expenses	88,000
Reports to shareholders	70,000
Transfer agent’s fees and expenses	47,000
Directors’ fees and expenses	25,000
Registration fees	24,000
Audit fee	22,000
Miscellaneous	7,898

Total operating expenses	942,415
Loan interest expense (Note 5)	530,770

Total expenses	1,473,185

Net investment income	5,766,287

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	3,464,685
Foreign currencies	(3,178)

3,461,507
Net change in net unrealized appreciation (depreciation) on:
Investments	1,039,348
Foreign currencies	(237)

1,039,111

Net gain on investments and foreign currencies	4,500,618

Net Increase in Net Assets Resulting from Operations	$10,266,905

See Notes to Financial Statements.

26

Statement of Cash Flows

Year Ended August 31, 2004

Increase (Decrease) in Cash
Cash flows provided from (used in) operating activities:
Interest and dividends received (excluding discount and premium amortization of $244,091)	$7,073,353

Operating expenses paid	(993,902)
Loan interest paid	(566,307)
Maturities of short-term portfolio investments, net	(3,393,000)
Purchases of long-term portfolio investments	(84,217,090)
Proceeds from disposition of long-term portfolio investments	87,830,962
Prepaid expenses	(1,655)

Net cash provided from operating activities	5,732,361

Cash flows provided from (used in) financing activities:
Cash dividends paid (excluding reinvestment of dividends of $340,042)	(6,241,945)
Payable to custodian for temporary overdraft	14,243
Additional borrowing	500,000

Net cash used in financing activities	(5,727,702)

Net increase in cash	4,659
Cash at beginning of year	439

Cash at end of year	$5,098

Reconciliation of Net Increase in Net Assets to Net Cash Provided from (used in) Operating Activities
Net increase in net assets resulting from operations	$10,266,905

Increase in investments	(442,367)
Net realized gain on investment transactions	(3,461,507)
Increase in net unrealized appreciation on investments	(1,039,111)
Decrease in interest and dividends receivable	77,972
Decrease in receivable for investments sold	81,044
Increase in prepaid expenses and other assets	(1,655)
Increase in payable for investments purchased	338,104
Decrease in accrued expenses and other liabilities	(87,024)

Total adjustments	(4,534,544)

Net cash provided from operating activities	$5,732,361

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	27

Statement of Changes in Net Assets

	Year Ended August 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$5,766,287	$6,037,503
Net realized gain (loss) on investment and foreign currency transactions	3,461,507	(1,353,682)
Net change in net unrealized appreciation on investments and foreign currencies	1,039,111	9,768,007

Net increase in net assets resulting from operations	10,266,905	14,451,828
Dividends paid to shareholders from net investment income	(6,581,949)	(6,199,416)
Net asset value of shares issued to shareholders in reinvestment of Dividends	340,042	388,051

Total increase	4,024,998	8,640,463

Net Assets
Beginning of year	60,446,269	51,805,806

End of year(a)	$64,471,267	$60,446,269

(a) Includes undistributed net investment income of	$51,420	$515,770

See Notes to Financial Statements.

28

Notes to Financial Statements

The High Yield Income Fund, Inc. (the “Fund”) was organized in Maryland on August 21, 1987 as a diversified, closed-end management investment company. The Fund’s primary investment objective is to maximize current income to shareholders through investment in a diversified portfolio of high-yield, fixed-income securities rated in the medium to lower categories by recognized rating services, or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the

The High Yield Income Fund, Inc.	29

Notes to Financial Statements

Cont’d

underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund’s custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked to market daily, having a value equal to or greater than the Fund’s purchase commitments with respect to certain investments.

Restricted Securities: The Fund may invest up to 20% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law (“restricted securities”).

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting market discounts and amortizing premiums on debt obligations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

30

exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains or losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of stated coupon rate, original issue discount, market discount and premium, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and make distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with United States federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

The High Yield Income Fund, Inc.	31

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). PIM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed weekly and payable monthly, at an annual rate of .70 of 1% of the average weekly net assets of the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of The Prudential Financial, Inc. (“The Prudential”).

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2004 aggregated $84,555,194 and $86,875,687, respectively.

Note 4. Tax Information

In order to present undistributed net investment income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended August 31, 2004, the adjustments were to increase undistributed net investment income by $351,312, decrease accumulated net realized loss on investments by $3,039,895, and decrease paid-in capital in excess of par by $3,391,207 primarily due to the difference in the treatment of accreting market

32

discount between financial and tax reporting and the expiration of a capital loss carryforward in the current year. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended August 31, 2004 and August 31, 2003, the tax character of total dividends paid, as reflected on the Statement of Changes in Net Assets, of $6,581,949 and $6,199,416, respectively, was ordinary income.

As of August 31, 2004, the accumulated undistributed earnings on a tax basis was $54,314 of taxable ordinary income. The tax basis differs from the amount shown on the Statement of Assets and Liabilities due to the deferral of Post-October net currency losses for tax purposes.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2004, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Other Cost Basis Adjustment	Net Unrealized Appreciation
$86,736,552	$4,500,758	$(2,925,235)	$(237)	$1,575,286

The difference between book basis and tax basis was attributable to deferred losses on wash sales and differences in the treatment of premium and market discount amortization for book and tax purposes.

For federal income tax purposes, the Fund has a capital loss carryforward as of August 31, 2004 of approximately $23,745,100, of which $1,361,400 expires in 2007, $3,336,700 expires in 2008, $5,010,500 expires in 2009, $6,960,200 expires in 2010 and $7,076,300 expires in 2011. As of August 31, 2004, the Fund utilized approximately $2,178,300 of its capital loss carryforward and approximately $3,391,200 expired. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date. In addition, the Fund will elect to treat net currency losses of approximately $2,900 incurred in the period November 1, 2003 through August 31, 2004, as having accrued in the following fiscal year.

Note 5. Borrowings

The Fund has a $25,000,000 uncommitted line of credit with State Street Bank & Trust Co. Interest on any such borrowings outstanding fluctuates daily, at one percentage point over the Federal Funds rate.

The High Yield Income Fund, Inc.	33

Notes to Financial Statements

Cont’d

The average daily balance outstanding and the maximum face amount of borrowings outstanding at any month end for the year ended August 31, 2004 was $24,933,060 and $25,000,000 respectively, at a weighted average interest rate of 2.13%.

Note 6. Capital

There are 200 million shares of $.01 par value common stock authorized. Prudential owned 11,000 shares of common stock as of August 31, 2004.

During the year ended August 31, 2004 and the year ended August 31, 2003 the Fund issued 62,514 and 80,566 shares, respectively, in connection with the reinvestment of dividends.

Note 7. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was previously the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Directors in a meeting held on May 25, 2004, resulting in KPMG LLP’s appointment as the independent registered public accounting firm of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended August 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Note 8. Subsequent Events

On September 1 and October 1, 2004 the Board of Directors of the Fund declared dividends of $.0425 per share payable on September 30 and October 29, 2004 respectively, to shareholders of record on September 15 and October 15, 2004, respectively.

34

This Page Intentionally Left Blank

Financial Highlights

Year Ended August 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year(a)	$5.25

Net investment income	.50
Net realized and unrealized gain (loss) on investments	.39

Total from investment operations	.89

Dividends paid to shareholders from net investment income	(.57)
Distributions to shareholders in excess of net investment income	—
Return of capital distributions	—

Total dividends and distributions	(.57)

Net asset value, at end of year(a)	$5.57

Market price per share, end of year(a)	$5.93

Total Investment Return(b)	25.47%
Ratios/Supplemental Data:
Net assets, end of year (000)	$64,471
Average net assets (000)	$63,724
Ratio to average net assets:
Expenses, before loan interest	1.48%
Total expenses	2.31%
Net investment income	9.05%
Portfolio turnover rate	98%
Asset coverage	358%
Total debt outstanding at year-end (000)	$25,000

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions.
(c)	Less than $.005 per share.
*	Effective September 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02 and increase net realized and unrealized gain (loss) per share by $0.02 and decrease the ratio of net investment income from 11.40% to 11.15%. Per share amounts and ratios for the years prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

36

Year Ended August 31,
2003	2002*	2001	2000

$4.53	$5.42	$6.07	$6.62

.52	.57	.62	.63
.74	(.90)	(.67)	(.52)

1.26	(.33)	(.05)	.11

(.54)	(.56)	(.60)	(.64)
—	—	—	— (c)
—	—	—	(.02)

(.54)	(.56)	(.60)	(.66)

$5.25	$4.53	$5.42	$6.07

$5.23	$4.67	$5.95	$5.69

24.52%	(12.52)%	16.68%	(5.98)%

$60,446	$51,806	$61,519	$68,660
$55,261	$56,741	$64,140	$71,239

1.44%	1.31%	1.23%	1.16%
2.38%	2.33%	3.11%	2.95%
10.93%	11.15%	11.00%	10.01%
118%	133%	81%	88%
347%	349%	424%	427%
$24,500	$21,000	$19,000	$21,000

See Notes to Financial Statements.

The High Yield Income Fund, Inc.	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The High Yield Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statement of changes in net assets, statement of cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for the periods presented prior to the year ended August 31, 2004, were audited by other auditors, whose report dated, October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of August 31, 2004, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2004

38

Tax Information

(Unaudited)

We wish to advise you as to the federal tax status of dividends paid by the Fund during its fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the Fund paid dividends of ordinary income of $0.57 per share from net investment income. Further, we wish to advise you that 1.00% of the dividends taxable as ordinary income and paid in the fiscal year ended August 31, 2004 qualified for corporate dividend received deduction available to corporate taxpayers.

For the purpose of preparing your 2004 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2005.

Other Information

(Unaudited)

The Board of Directors of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free (800) 451-6788 or by accessing the Commission’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings for the Fund’s first and third quarters of each fiscal year on Form N-Q with the Securities and Exchange Commission (the “Commission”). The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The High Yield Income Fund, Inc.	39

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 2003(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

40

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Director since 2003(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management

The High Yield Income Fund, Inc.	41

Management of the Fund

(Unaudited) Cont’d.

Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc., Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Secretary since 1999; Assistant Secretary (1997-1999)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or “PIM”) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

42

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The High Yield Income Fund, Inc.	43

■ MAIL	■ TELEPHONE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077	(800) 451-6788

DIRECTORS
David E. A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • William V. Healey, Chief Legal Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT AND REGISTRAR	Equiserve, Inc.	PO Box 43011 Providence, RI 02940-3011

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

HYIA 429904105    IFS-A097643    Ed. 10/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended August 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $22,100 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended August 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $28,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Fund and Prudential Investments LLC Proxy Voting Policies and Recordkeeping Procedures

The Board of Directors/Trustees of the Prudential Mutual Funds (the “Funds”) has delegated to the Fund’s investment manager, Prudential Investments LLC (“PI” or the “Manager”) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. The Funds authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of each Fund, including any Committee thereof established for that purpose.

The Manager and the Board of Directors of each Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Funds. Consistent with this goal, the Board of Directors of each Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of each Fund maintain a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund’s investment advisers (Subadvisers) the responsibility for voting the Fund’s proxies. The Subadvisers are expected to identify and seek to obtain the optimal benefit for the Funds they manage, and to adopt written Policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadvisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

A copy of the proxy voting policies of the Fund’s Subadviser follows:

In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Securities and Exchange Commission. We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new SEC requirement under the Investment Advisers Act of 1940.

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients’ interest and our own, our policy is to act solely in our clients’ interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit’s proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

PRUDENTIAL INVESTMENT MANAGEMENT: Quantitative Management

Statement of Policy and Procedures

for Voting Proxies on Behalf

of Client Discretionary Accounts

May 22, 2003

PRUDENTIAL INVESTMENT MANAGEMENT: Quantitative Management

Statement of Policy and Procedures for Voting Proxies

on Behalf of Client Discretionary Accounts

Appendix: Description of Proxy Voting Details

Statement of Policy for Voting Proxies

on Behalf of Client Discretionary Accounts

Introduction

This statement sets forth Quantitative Management’s (QM) policy for the voting of proxies on securities held in client portfolios for which QM provides discretionary investment management services. This policy will be updated and redistributed as needed to address changes in proxy voting issues.

QM attempts to actively monitor developments in the proxy voting arena. This statement is based on a historical analysis of proxy issues and a continuing review of new proposals and legislative changes.

Proxy Policy

For U.S. proxies, QM generally will vote with Management on Routine matters

For other issues, where a policy is not in place they are voted on a Case by Case basis (for example – Approving the Sale of Assets)

For foreign securities, QM generally will vote with management on foreign proxy issues.

A more detailed discussion of QM’s proxy voting procedure is available in Appendix I.

Proxy Voting Procedures

For U.S. securities

Proxy solicitations are initially sent by the issuer of the securities to the trustee or custodian bank or to their designated proxy facilitator. QM’s third party proxy voting facilitator is Investor Responsibility Research Center.

The proxy is reviewed and voted in accordance with the policy described in the Appendix. In situations where we do not have a policy in place, QM reviews the proxy and the issue is voted on a Case by Case basis.

On occasion, QM may be in contact with other major shareholders who have an interest in the outcome of a vote. On occasion, QM may discuss our votes with company management.

QM receives reports on all proxies received and votes entered. Clients may request to see the records for their portfolios at any time.

For Foreign Securities

Proxies for foreign securities are voted by the Custodian Bank on a Best Efforts basis. In those countries that sequester (block) shares prior to a meeting, we will refrain from voting.

Proxy Voting Committee

A Proxy Voting Committee has been established to set broad policy in this area, to respond to changes in corporate governance, to review the overall exercise of QM proxy voting authority, and to assist in the determination of QM’s vote on specific issues. The committee will meet as needed and a quorum shall be 3 members. Positions will be accepted by a majority vote of members or their designees.

As of May 22,2003 the members of the internal committee include the

Following senior managers involved in equity management: James Scott,

Chairperson; Margaret Stumpp, Deputy Chairperson; Wai Chiang, John Leib,

Ted Lockwood and John Moschberger.

Re-Approved as of May 22, 2003

James Scott
Quantitative Management

PROXY VOTING GUIDELINES FOR U.S. COMPANIES – 2003

Prudential Investments

•	Default: Abstain on All Social Issue Shareholder Proposals including Misc. (3900 series)

•	Bundled: Vote AGAINST when an AGAINST vote is triggered.

•	Global: Vote with management. Do not vote in shareblocked markets.

Elect Directors (1000)

1000-1	Always vote FOR uncontested director nominees.	X

1000-2	WITHHOLD votes from director nominees IF XX% or more directors are (1) employees or (2) have financial ties to the company.

1000-3	WITHHOLD votes from director nominees IF XX% or more of directors serving on the nominating committee are employees or have ties.

1000-4	WITHHOLD votes from director nominees IF employee directors serve on the board’s nominating committee.

1000-5	WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.

1000-6	WITHHOLD votes from director nominees IF XX% or more directors serving on the compensation committee are employees.

1000-7	WITHHOLD votes from director nominees IF the board will consist of more than XX directors after the election.

1000-8	WITHHOLD votes from director nominees IF the board will consist of fewer than XX directors after the election.

1000-9	WITHHOLD votes from director nominees IF the company has adopted a classified board structure.

1000-10	WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.

1000-11	WITHHOLD votes from director nominees IF XX% or more employee directors serve on the board’s audit committee.

1000-12	WITHHOLD votes from director nominees IF the board does not include at least one woman director.

1000-13	WITHHOLD votes from director nominees IF the board does not include at least one minority director.

1000-14	WITHHOLD votes from audit committee member nominees IF non-audit services exceed XX% of fees.

1000-15	WITHHOLD votes from any director nominee who is retired from active employment and who serves on boards at XX other major companies.

1000-16	WITHHOLD votes from any director nominee who is employed full-time and who serves on boards at XX other major companies.

Contested Election of Directors (1001)	CASE-BY-CASE

1001-1	Always vote FOR all management nominees.

1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.

1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X

1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.

1010-4	Vote AGAINST IF the auditors have served more than 15 consecutive years.	X

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X

1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)	ABSTAIN

1030-1	Always vote FOR a management proposal to approve other business.

1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.

1035-2	Always vote AGAINST a management proposal to adjourn the meeting.	X

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X

1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X

1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.

1100-2	Always vote AGAINST a management proposal to increase authorized common stock.

1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or recapitalization.

1100-4	Vote AGAINST IF the dilution represents more than 200% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X

1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.	X

1102-2	Always vote AGAINST a management proposal to amend authorized common stock.

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.

1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.

1103-3	Vote AGAINST IF the dilution represents more than 200% of current outstanding voting power.	X

1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.

1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.	X

1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.

1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.

1110-2	Always vote AGAINST a management proposal to authorize preferred stock.

1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	X

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.

1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.

1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than 400%.	X

1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.	X

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X

1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X

1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.	X

1114-2	Always vote AGAINST a management proposal to amend preferred stock.

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.

1115-3	Vote AGAINST IF the dilution represents more than 400% of the total voting power.	X

1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.

1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.

1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.

1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.

1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.	X

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X

1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.	X

1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.	X

1133-4	Vote AGAINST IF the dilution is more than 400% of the outstanding voting power.	X

1133-5	Vote AGAINST IF the dilution is more than 400% of the class of stock.	X

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X

1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X

1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X

1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.

1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.

1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.

1200-4	Vote AGAINST IF the change-in-control provision would be triggered.

1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.

1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.

1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.	X

1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X

1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X

1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X

1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.	X

1212-2	Always vote AGAINST a management proposal to approve liquidation.

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.

1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.

1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.

1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.	X

1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.

1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin off certain company operations or divisions.	X

1240-2	Always vote AGAINST a management proposal to spin off certain company operations or divisions.

Approve Sale of Assets (1250)	CASE-BY-CASE

1250-1	Always vote FOR a management proposal to approve the sale of assets.

1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.

1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.	X

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.	X

1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.	X

1310-2	Always vote AGAINST a management proposal to limit the liability of directors.

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.	X

1311-2	Always vote AGAINST a management proposal to amend director liability provisions.

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.	X

1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.	X

1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.

1332-2	Always vote AGAINST a management proposal to set the board size.

1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.

1332-4	Vote AGAINST IF the proposed maximum board size is greater than XX directors.

1332-5	Vote AGAINST IF the proposed minimum board size is less than 4 directors.	X

1332-6	Vote AGAINST IF the board will consist of more than XX directors.

1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.

1342-2	Always vote AGAINST a management proposal regarding the removal of directors.

1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.	X

1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.

1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.

1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.

1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.

1400-2	Always vote AGAINST a management proposal to adopt a classified board.	X

1400-3	Vote AGAINST IF the company has cumulative voting.

1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.

1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X

1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).

1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X

1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.

1410-4	Vote AGAINST IF the company has a classified board.

1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.

1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision.

1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).	X

1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.

1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.

1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X

1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X

1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.

1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.

1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.

1431-3	Vote AGAINST IF the limitation requires written consent of more than 50% of the outstanding shares.	X

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X

1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.

1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.

1440-3	Vote AGAINST IF the required vote is more than 66% of the outstanding shares.	X

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.

1443-2	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

1443-3	Vote AGAINST IF the amendment increases the vote requirement above 66% of the outstanding shares.	X

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X

1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-3	Vote AGAINST IF the vote requirement is more than 66% of the outstanding shares.	X

1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-3	Vote AGAINST IF the changes would increase the vote requirement above 66% of the outstanding shares.	X

1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X

1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X

1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X

1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.

1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.	X

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X

1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.

1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.	X

1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.

1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.

1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.

1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Option Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock option plan for employees.

1500-2	Always vote AGAINST a management proposal to adopt a stock option plan for employees.

1500-3	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.	X

1500-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of outstanding common stock.	X

1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1500-6	Vote AGAINST IF the plan permits pyramiding.

1500-7	Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.	X

1500-8	Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 90% of the fair market value on the grant date.	X

1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X

1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1500-11	Vote AGAINST IF the plan permits time-lapsing restricted stock awards.

1500-12	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.

1500-13	Vote AGAINST IF the plan contains change-in-control provisions.

1500-14	Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1500-15	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1500-16	Vote AGAINST IF the plan administrator may grant reloaded stock options.

1500-17	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

1500-18	Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.

1500-19	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1500-20	Vote AGAINST IF the company does not expense stock options.

Amend Stock Option Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock option plan for employees.

1501-2	Always vote AGAINST a management proposal to amend a stock option plan for employees.

1501-3	Vote AGAINST IF the plan would allow options to be priced at less than 90% fair market value on the grant date.	X

1501-4	Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.	X

1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period.

1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds such provisions.

1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.

1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.

1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on non-option awards.

Add Shares to Stock Option Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock option plan for employees.

1502-2	Always vote AGAINST a management proposal to add shares to a stock option plan for employees.

1502-3	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.	X

1502-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of total outstanding common stock.	X

1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1502-6	Vote AGAINST IF the plan permits pyramiding.

1502-7	Vote AGAINST IF the company allows for the repricing or replacement of underwater options.	X

1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of fair market value on the grant date.	X

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X

1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1502-11	Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.

1502-12	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.

1502-13	Vote AGAINST IF the plan contains change-in-control provisions.

1502-14	Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1502-15	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1502-16	Vote AGAINST IF the plan administrator may grant reloaded stock options.

1502-17	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

1502-18	Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.

1502-19	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1502-20	Vote AGAINST IF the company does not expense stock options.

Limit Annual Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.	X

1503-2	Vote AGAINST IF the per-employee limit is more than XX shares per year.

1503-3	Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.

Extend Term of Stock Option Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock option plan for employees.

1505-2	Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.

1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X

1505-4	Vote AGAINST IF the minimum equity overhang of all plans is more than 20% of outstanding common stock.	X

1505-5	Vote AGAINST IF the plan permits pyramiding.

1505-6	Vote AGAINST IF the plan allows repricing or replacement of underwater options.	X

1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 90% of the fair market value.	X

1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1505-9	Vote AGAINST IF the plan permits time-lapsing restricted stock awards.

1505-10	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.

1505-11	Vote AGAINST IF the plan contains change-in-control provisions.

1505-12	Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1505-13	Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1505-14	Vote AGAINST IF the plan administrator may grant reloaded stock options.

1505-15	Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.

1505-16	Vote AGAINST IF the options granted to the top 5 executives exceed XX % of the options granted in the past fiscal year.

1505-17	Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1505-18	Vote AGAINST IF the company does not expense stock options.

Adopt Director Stock Option Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.

1510-2	Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.	X

1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.

1510-4	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1510-5	Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1510-6	Vote AGAINST IF the plan authorizes 5 or more types of awards.

1510-7	Vote AGAINST IF the plan allows for non-formula discretionary awards.

1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.

1510-9	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.

1510-10	Vote AGAINST IF the company does not expense stock options.

Amend Director Stock Option Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock option plan for non-employee directors.

1511-2	Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.

1511-3	Vote AGAINST IF the amendment increases the size of the option awards.	X

1511-4	Vote AGAINST IF the amendment would authorize 5 or more types of awards.	X

1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.	X

1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.	X

Add Shares to Director Stock Option Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.

1512-2	Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.	X

1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value.

1512-4	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1512-5	Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1512-6	Vote AGAINST IF the plan authorizes 5 or more types of awards.

1512-7	Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.

1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

1512-9	Vote AGAINST IF the company’s equity overhang exceeds the 75th percentile of its peer group.

1512-10	Vote AGAINST IF the company does not expense stock options.

Adopt Employee Stock Purchase Plan (1520)

*	Screen: Vote FOR IF greater than 85% of fair market value; Vote FOR IF fair market value is between 75-85% and proposal dilution is less than 10% and total dilution is less than 20%; Vote AGAINST IF trigger #2 is less than 75%

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.

1520-2	Vote AGAINST IF the plan allows employees to purchase stock at less than XX% the fair market value.	*

1520-3	Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1520-4	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.

1521-2	Vote AGAINST IF the plan allows employees to purchase stock at less than 75% of the fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.

1522-2	Vote AGAINST IF the plan allows employees to purchase stock at less than 75% of the fair market value.	X

1522-3	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X

1522-4	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 20% of the outstanding common equity.	X

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan for executives.

1530-2	Always vote AGAINST a management proposal to adopt a stock award plan for executives.

1530-3	Vote AGAINST IF the awards vest solely on tenure.

1530-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X

1530-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X

1530-6	Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan for executives.

1531-2	Always vote AGAINST a management proposal to amend a stock award plan for executives.

1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.	X

1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan for executives.

1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan for executives.

1532-3	Vote AGAINST IF the awards vest solely on tenure.

1532-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X

1532-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X

1532-6	Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company’s peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.

1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.

1540-3	Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.

1540-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X

1540-5	Vote AGAINST IF the minimum potential dilution for all plans is more than 20% of the outstanding common equity.	X

1540-6	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.	X

1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.

1541-3	Vote AGAINST IF the amendment increases the award size.

1541-4	Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.	X

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.	X

1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.

1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.

1542-3	Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.

1542-4	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.	X

1542-5	Vote AGAINST IF the minimum potential dilution of all plans is more than 20% of the outstanding common equity.	X

1542-6	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.	X

1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X

1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.

1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.

1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.

1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.

1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X

1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option/stock award.

1562-2	Always vote AGAINST a management proposal to grant a one-time option/stock award.

1562-3	Vote AGAINST IF the option/stock award is priced less than 90% of the fair market value on the grant date.	X

1562-4	Vote AGAINST IF the option/stock award represents dilution of more than 20% of outstanding common equity.	X

1562-5	Vote AGAINST IF the option/stock award is time-lapsing restricted shares.

1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.

1562-7	Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.

1562-8	Vote AGAINST IF the company’s overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.	X

1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.

1563-4	Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.	X

1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.

1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.

1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant’s base salary.

1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.

1564-6	Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.

1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)	CASE-BY-CASE

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.

1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.	X

1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.

Exchange Underwater Options (1570)

*	SCREEN: FINAL VOTE BASED ON MARKET CONDITIONS DETERMINED BY PRU

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).

1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	*

1570-3	Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.	X

1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.

1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.	X

1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.

1582-4	Vote AGAINST IF the performance criteria is not disclosed.

1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X

1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.

1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X

2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.

2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.	X

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X

2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.

2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X

2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X

2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X

2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X

2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X

2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X

2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.

2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.

2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.	X

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.

2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.	X

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.

2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.	X

SP-Board Inclusiveness (2201)	ABSTAIN

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.

2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X

2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X

2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.

2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X

2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.

2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X

2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X

2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.

2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.	X

2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.

2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.	X

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X

2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.

2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1	Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.	X

2240-2	Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X

2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.

2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).	X

2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).

2310-3	Vote AGAINST IF the proposal seeks to redeem the rights plan.

2310-4	Vote AGAINST IF the board has an independent majority.

2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).

2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.

2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.

2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.	X

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X

2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.

2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X

2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X

2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X

2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X

2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.

2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.

2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.	X

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X

2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.

2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.

2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.	X

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.

2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.	X

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.

2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.	X

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.

2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.	X

SP-Pay Directors in Stock (2405)	CASE-BY-CASE

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.

2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.

2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.

2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.	X

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X

2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)	ABSTAIN

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X

2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X

2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

2414-3	Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives’ salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X

2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X

2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1	Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.	X

2421-2	Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X

2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X

2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X

2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)	ABSTAIN

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.

3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.

3000-3	Vote AGAINST IF the company does not operate in countries of concern.

SP-Review Operations’ Impact on Local Groups (3005)	ABSTAIN

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.

3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.

SP-Burma-Limit or End Operations (3030)	ABSTAIN

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.

3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.

3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.

3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)	ABSTAIN

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.

3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)	ABSTAIN

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.

3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)	ABSTAIN

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-3	Vote AGAINST IF the company has de minimus operations involving China.

SP-Review Military Contracting Criteria (3100)	ABSTAIN

3100-1	Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2	Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.

SP-Review Economic Conversion (3110)	ABSTAIN

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-2	Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.

SP-Review Space Weapons (3120)	ABSTAIN

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.

3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.

SP-Review Foreign Military Sales (3130)	ABSTAIN

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.

3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.

3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)	ABSTAIN

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.

3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.

SP-Review Nuclear Weapons Production (3151)	ABSTAIN

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.

3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.

SP-Review Charitable Giving Policy (3210)	ABSTAIN

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.

SP-Limit or End Charitable Giving (3215)	ABSTAIN

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.

3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.

SP-Review Political Spending (3220)	ABSTAIN

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.

SP-Limit or End Political Spending (3221)	ABSTAIN

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.

3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.

3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.

SP-Disclose Prior Government Service (3222)	ABSTAIN

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.

3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.

SP-Affirm Political Nonpartisanship (3224)	ABSTAIN

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.

3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.

SP-Review Tobacco Marketing (3300)	ABSTAIN

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-3	Vote AGAINST IF no relevant studies suggest the company’s practices promote illegal sales to minors.

3300-4	Vote AGAINST IF the proposal deals with marketing to specific target groups.

3300-5	Vote AGAINST IF the proposal deals with marketing practices abroad.

3300-6	Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.

3300-7	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Sever Links with Tobacco Industry (3307)	ABSTAIN

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.

3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.

3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.

3307-4	Vote AGAINST IF the company is NOT a health care company.

3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.

3307-6	Vote AGAINST IF the company provides products to the tobacco industry.

3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.

3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)	ABSTAIN

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.

3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.

3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.

3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.

3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)	ABSTAIN

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.

3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.

3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

SP-Review Drug Pricing or Distribution (3340)	ABSTAIN

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.

3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)	ABSTAIN

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.

3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.

SP-Review Nuclear Facility/Waste (3400)	ABSTAIN

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.

3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)	ABSTAIN

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-3	Vote AGAINST IF the proposal asks for more than a report.

SP-Endorse Ceres Principles (3420)	ABSTAIN

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.

3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.

3420-3	Vote AGAINST IF the company has well-established environmental management practices.

3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)	ABSTAIN

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).

3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).

3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.

3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)	ABSTAIN

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-Report or Take Action on Climate Change (3425)	ABSTAIN

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.

3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.

3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.

3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.

3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.

3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)	ABSTAIN

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.

3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)	ABSTAIN

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.

3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.

3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.

3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)	ABSTAIN

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.

3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.

3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Social Impact of Financial Ventures (3503)	ABSTAIN

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Fair Lending Policy (3520)	ABSTAIN

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

SP-Review Plant Closings (3600)	ABSTAIN

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

SP-Report on EEO (3610)	ABSTAIN

3610-1	Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.

3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.

3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)	ABSTAIN

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.

3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)	ABSTAIN

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

SP-Review Mexican Work Force Conditions (3621)	ABSTAIN

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.

3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.

SP-Adopt Standards for Mexican Operation (3622)	ABSTAIN

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.

3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.

SP-Review or Implement MacBride Principles (3630)	ABSTAIN

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.

3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.

3630-3	Vote AGAINST IF no fair employment problems exist.

SP-Urge MacBride on Contractor/Franchisee (3632)	ABSTAIN

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.

SP-Review Global Labor Practices (3680)	ABSTAIN

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.

3680-4	Vote AGAINST IF the resolution asks for more than a report.

SP-Monitor/Adopt ILO Conventions (3681)	ABSTAIN

3681-1	Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2	Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.

3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.

SP-Report on Sustainability (3700)	ABSTAIN

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.

3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.

3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
3/1/2004 through 3/31/2004	0	0.00	0	0

4/1/2004 through 4/30/2004	0	0.00	0	0

5/1/2004 through 5/31/2004	0	0.00	0	0

6/1/2004 through 6/30/2004	0	0.00	0	0

7/1/2004 through 7/31/2004	0	0.00	0	0

8/1/2004 through 8/31/2004	0	0.00	0	0

Total	0	0.00	0	0

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and

Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at The High Yield Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund’s investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, The High Yield Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at The High Yield Income Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Income Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date October 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date October 26, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 26, 2004

*	Print the name and title of each signing officer under his or her signature.